                                                                      Exhibit 24

                             FIRST MARYLAND BANCORP

                               Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of First Maryland Bancorp, a Maryland corporation, constitute and appoint Frank P. Bramble, Jeremiah E. Casey, and Jerome W. Evans, and any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors of First Maryland Bancorp the Annual Report on Form 10-K of First Maryland Bancorp for the year ended December 31, 1998 to be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, and any amendments or supplements to such Form 10-K. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Sherry F. Bellamy                             Frank A. Gunther, Jr.
--------------------------                    ----------------------------
Sherry F. Bellamy                             Frank A. Gunther, Jr.

James T. Brady                                Curran W. Harvey, Jr.
--------------------------                    ----------------------------
James T. Brady                                Curran W. Harvey, Jr.

Frank P. Bramble                              Margaret M. Heckler
--------------------------                    ----------------------------
Frank P. Bramble                              Margaret M. Heckler

Benjamin L. Brown                             Lee H. Javitch
--------------------------                    ----------------------------
Benjamin L. Brown                             Lee H. Javitch

Michael D. Buckley                            Susan C. Keating
--------------------------                    ----------------------------
Michael D. Buckley                            Susan C. Keating

Jeremiah E. Casey                             Gary Kennedy
--------------------------                    ----------------------------
Jeremiah E. Casey                             Gary Kennedy

J. Owen Cole                                  William T. Kirchoff
--------------------------                    ----------------------------
J. Owen Cole                                  William T. Kirchoff

Edward A. Crooke                              Henry J. Knott, Jr.
--------------------------                    ----------------------------
Edward A. Crooke                              Henry J. Knott, Jr.

John F. Dealy                                 Andrew Maier, II
--------------------------                    ----------------------------
John F. Dealy                                 Andrew Maier, II

Mathias J. DeVito                             Thomas P. Mulcahy
--------------------------                    ----------------------------
Mathias J. DeVito                             Thomas P. Mulcahy

Jerome W. Evans                               William M. Passano, Jr.
--------------------------                    ----------------------------
Jerome W. Evans                               William M. Passano, Jr.

Jerome W. Geckle                              R. Champlin Sheridan
--------------------------                    ----------------------------
Jerome W. Geckle                              R. Champlin Sheridan



Dated:  January 19, 1999